Exhibit 99.1
FOR IMMEDIATE RELEASE
Advanced Disposal Announces Fourth Quarter and Full Year 2014 Year End Results
Company Continues Momentum from Third Quarter to Produce Fourth Quarter and Full Year Adjusted EBITDA Gains Versus 2013
(in millions, unless otherwise noted)
PONTE VEDRA, Fla. (March 9, 2015) – ADS Waste Holdings, Inc., (d/b/a Advanced Disposal) announced today revenue of $353.7 for the fourth quarter of 2014 versus $333.6 for comparable period in 2013, an increase of $20.1. Quarterly adjusted EBITDA rose $9.3 to $98.0 and adjusted EBITDA margin improved 110 basis points. Net income from continuing operations for the three months ending December 31, 2014 was $24.1 compared to a net loss of $30.4 for the comparable period, which reflects a favorable tax benefit in connection with a release of valuation allowance of $51.4, partially offset by the impact of losses on fuel derivatives of $27.3.
For the full year ending December 31, 2014, Advanced Disposal generated revenue of $1,403.0 versus $1,319.1 for the comparable period in 2013, an increase of $83.9, and adjusted EBITDA of $376.9 for the year ended December 31, 2014, an increase of $14.7 over the same period prior year. Net loss from continuing operations for the year ending December 31, 2014 was $17.4 versus $95.3 for the comparable 2013 period, which reflects a favorable tax benefit in connection with a release of valuation allowance of $51.4, partially offset by the impact of losses on fuel derivatives of $27.3.
“We continued to build upon our success from the third quarter and maintained that momentum in order to drive an overall increase in adjusted EBITDA for the year. Our disciplined approach to pricing and volume, as well as our focus on driving down selling, general and administrative costs provides us with a strong foundation on which to grow the business for the future. We increased our revenue from continuing operations by 6.4% over the comparable period in 2013, increased our adjusted EBITDA by $14.7 and increased our adjusted free cash flow by $22.9. In a year of change, we are pleased with these results and our team is committed to continuing to create value for our stakeholders.” said Richard Burke, CEO.
The calculation of free cash flow, details of charges and other expenses that are excluded from EBITDA in arriving at adjusted EBITDA and details of charges and other expenses that are excluded from operating income in arriving at adjusted operating income are contained in the “Reconciliation of Certain Non-GAAP Measures” section of this press release.

This press release contains a discussion of non-GAAP measures, as defined in Regulation G of the Securities Exchange Act of 1934, as amended. The Company reports its financial results in compliance with GAAP, but believes that also discussing non-GAAP measures (such as adjusted loss, adjusted loss from continuing operations, adjusted operating income, EBITDA, adjusted proforma EBITDA from continuing operations, free cash flow and adjusted free cash flow) provides investors with (i) additional, meaningful comparisons of current results to prior periods’ results by excluding items that the Company does not believe reflect its fundamental business performance and are not representative or indicative of its results of operations and (ii) financial measures that the Company uses in the management of its business. Accordingly, net (loss) and operating income have been presented in certain instances excluding special items noted in this press release.

SUPPLEMENTAL UNAUDITED FINANCIAL INFORMATION AND OPERATING
DATA
ADS Waste Holdings, Inc.
Condensed Consolidated Statements of Operations (Unaudited)
(in millions)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Service revenues	$353.7	$333.6	$1,403.0	$1,319.1
Operating costs and expenses
Operating expenses	223.1	212.7	896.1	832.8
Selling, general and administrative	39.4	41.6	154.9	170.9
Depreciation and amortization	64.7	69.1	271.4	278.9
Acquisition and development costs	—	0.2	0.1	1.2
Loss on disposal of assets	0.9	1.9	1.2	2.6
Asset impairment, including goodwill	5.3	0.6	5.3	0.6
Restructuring charges	1.0	6.2	4.6	10.0
Total operating costs and expenses	334.4	332.3	1,333.6	1,297.0
Operating income	19.3	1.3	69.4	22.1
Other income (expense)
Interest expense	(35.7)	(41.0)	(141.5)	(163.1)
Other, net	(28.1)	(1.7)	(25.9)	0.3
Total other expense	(63.8)	(42.7)	(167.4)	(162.8)
Loss from continuing operations before income taxes	(44.5)	(41.4)	(98.0)	(140.7)
Income tax benefit	(68.6)	(11.0)	(80.6)	(45.4)
Income (loss) from continuing operations	24.1	(30.4)	(17.4)	(95.3)
Discontinued operations
Loss from discontinued operations before income tax	—	(8.3)	(0.7)	(29.6)
Income tax benefit	—	(2.8)	(1.0)	(7.1)
Discontinued operations, net	—	(5.5)	0.3	(22.5)
Net income (loss)	$24.1	$(35.9)	$(17.1)	$(117.8)

ADS Waste Holdings, Inc.
Condensed Consolidated Balance Sheets (Unaudited)
(in millions, except share data)

	December 31,
	2014	2013
Assets
Current assets
Cash and cash equivalents	$1.0	$12.0
Accounts receivable, net of allowance for doubtful accounts of $5.0 and $8.4, respectively	188.0	193.1
Prepaid expenses and other current assets	34.2	35.2
Deferred income taxes	14.6	7.2
Assets of business held for sale	—	3.1
Total current assets	237.8	250.6
Restricted cash	0.2	2.4
Other assets, net	101.3	121.2
Property and equipment, net	1,663.9	1,667.4
Goodwill	1,166.9	1,166.4
Other intangible assets, net	379.9	418.8
Total assets	$3,550.0	$3,626.8
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$94.7	$83.5
Accrued expenses	130.7	117.8
Deferred revenue	60.0	60.3
Current maturities of landfill retirement obligations	29.2	28.7
Current maturities of long-term debt	25.3	29.1
Liabilities of business held for sale	—	1.7
Total current liabilities	339.9	321.1
Other long-term liabilities, less current maturities	61.2	48.2
Long-term debt, less current maturities	2,278.2	2,302.8
Accrued landfill retirement obligations, less current portion	171.9	155.6
Deferred income taxes	169.9	247.6
Total liabilities	3,021.1	3,075.3
Commitments and contingencies
Stockholders’ equity
Common stock: $.01 par value, 1,000 shares authorized, 1,000 and 1,000 shares issued and outstanding	—	—
Additional paid-in capital	1,105.0	1,109.5
Accumulated other comprehensive income	1.5	2.5
Accumulated deficit	(577.6)	(560.5)
Total stockholders’ equity	528.9	551.5
Total liabilities and stockholders’ equity	$3,550.0	$3,626.8

ADS Waste Holdings, Inc.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in millions)

	Year Ended December 31,
	2014	2013
Cash flows from operating activities
Net loss	$(17.1)	$(117.8)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	271.7	284.8
Amortization of option/interest rate cap premium	2.1	1.3
Amortization of terminated derivative contracts	—	6.0
Interest accretion loss contracts, other debt and long-term liabilities	2.2	2.7
Amortization of debt issuance costs	15.1	12.6
Accretion of original issue discount	4.9	5.0
Accretion on landfill retirement obligations	13.5	15.0
Provision for doubtful accounts	4.2	7.7
Loss on sale of property and equipment	0.8	2.6
Share based compensation	4.5	4.6
Change in fair value of derivative instruments	27.3	—
Amortization of other long-term assets	0.3	—
Deferred tax benefit	(84.5)	(57.0)
Earnings in equity investee	(0.1)	(0.3)
Asset impairment	5.3	25.5
Changes in operating assets and liabilities, net of businesses acquired
Decrease (increase) in accounts receivable	1.7	(5.1)
Decrease (increase) in prepaid expenses and other current assets	1.1	(2.2)
Decrease (increase) in parts and supplies	0.2	(0.6)
Decrease (increase) in other assets	2.9	(1.1)
Increase in accounts payable	3.8	5.7
Decrease in accrued expenses	(6.6)	(0.3)
(Decrease) increase in unearned revenue	(1.7)	4.6
Increase (decrease) in other long-term liabilities	5.4	(1.4)
Capping, closure and post-closure expenditures	(13.8)	(12.0)
Net cash provided by operating activities	243.2	180.3
Cash flows from investing activities
Purchases of property and equipment and construction and development	(196.4)	(158.1)
Proceeds from sale of property and equipment	3.0	3.4
Proceeds from maturity of securities	—	5.0
Repayments of notes receivable	—	0.1
Acquisition of businesses, net of cash acquired	(9.9)	(50.4)
Proceeds from disposition of businesses	2.1	45.2
Net cash used in investing activities	(201.2)	(154.8)
Cash flows from financing activities
Proceeds from borrowings on long-term debt	95.0	184.0
Repayment on long-term debt	(141.3)	(196.8)
Deferred financing charges	(1.3)	(22.9)
Bank overdraft	1.4	(3.3)
Return of capital, net of proceeds from issuance of shares and capital contributions	(9.0)	—
Other financing activities	2.2	6.7
Net cash used in financing activities	(53.0)	(32.3)
Net decrease in cash and cash equivalents	(11.0)	(6.8)
Cash and cash equivalents, beginning of year	12.0	18.8
Cash and cash equivalents, end of year	$1.0	$12.0

REVENUE

The following table reflects our revenue by line of business for the periods ending December 31, (in millions and as a percentage of revenue):

	Three Months Ended December 31,				Year Ended December 31,
	2014		2013		2014		2013
Collection	$240.5	68.0%	$229.2	68.7%	$950.8	67.8%	$897.3	68.0%
Disposal	124.1	35.1%	112.9	33.8%	492.8	35.1%	453.8	34.4%
Sale of recyclables	7.6	2.1%	9.0	2.7%	33.5	2.4%	35.9	2.7%
Fuel fees and environmental fees	23.7	6.7%	21.0	6.3%	92.8	6.6%	81.5	6.2%
Other	23.9	6.8%	23.8	7.1%	95.5	6.8%	95.2	7.2%
Intercompany eliminations	(66.1)	(18.7)%	(62.3)	18.6%	(262.4)	(18.7)%	(244.6)	(18.5)%
Total	$353.7	100.0%	$333.6	100.0%	$1,403.0	100.0%	$1,319.1	100.0%

The table set forth below reflects changes in revenue, as compared to the prior year.

	Three Months Ended December 31, 2014	Twelve Months Ended December 31, 2014
Average yield	1.6%	1.5%
Recycling	(0.6)%	(0.4)%
Total price	1.0%	1.1%
Internal volume growth	4.3%	4.0%
Acquisitions	0.7%	1.3%
Total revenue growth	6.0%	6.4%

OPERATING EXPENSES

The following table summarizes our operating expenses for the periods ending December 31, (in millions and as a percentage of revenue):

	Three Months Ended December 31,				Year Ended December 31,
	2014		2013		2014		2013
Operating	$219.0	61.9%	$210.6	63.1%	$882.6	62.9%	$819.1	62.1%
Accretion of landfill retirement obligations	4.1	1.2%	2.1	0.6%	13.5	1.0%	13.7	1.0%
Operating Expense	$223.1	63.1%	$212.7	63.7%	$896.1	63.9%	$832.8	63.1%

The following table summarizes the major components of our operating expenses, excluding accretion expense on landfill retirement obligations for the periods ending December 31, (in millions and as a percentage of revenue):

	Three Months Ended December 31,				Year Ended December 31,
	2014		2013		2014		2013
Labor and related benefits	$71.6	20.2%	$67.5	20.2%	$281.3	20.0%	$261.7	19.8%
Transfer and disposal costs	51.4	14.5%	48.7	14.6%	207.8	14.8%	189.1	14.3%
Maintenance and repairs	29.2	8.3%	26.0	7.8%	114.9	8.2%	102.5	7.8%
Fuel	22.0	6.2%	25.0	7.5%	101.3	7.2%	99.7	7.6%
Franchise fees and taxes	16.9	4.8%	14.4	4.3%	64.8	4.6%	57.1	4.3%
Risk management	7.3	2.1%	5.2	1.6%	28.4	2.0%	23.5	1.8%
Other	20.6	5.8%	23.8	7.1%	84.1	6.1%	85.5	6.5%
Operating expenses, excluding accretion	$219.0	61.9%	$210.6	63.1%	$882.6	62.9%	$819.1	62.1%

SELLING, GENERAL AND ADMINISTRATIVE
The following table summarizes our selling, general and administrative expenses for the periods ending December 31, (in millions and as a percentage of revenue):

	Three Months Ended December 31,				Year Ended December 31,
	2014		2013		2014		2013
Salaries	$21.0	5.9%	$22.1	6.6%	$90.1	6.4%	$89.7	6.8%
Legal and professional	3.0	0.8%	1.6	0.5%	10.7	0.8%	8.7	0.7%
Rebranding and integration costs	3.2	0.9%	4.6	1.4%	7.1	0.5%	25.8	2.0%
Other	12.2	3.4%	13.3	4.0%	47.0	3.3%	46.7	3.5%
Total selling, general and administrative expenses	$39.4	11.1%	$41.6	12.5%	$154.9	11.0%	$170.9	13.0%

RECONCILIATION OF CERTAIN NON-GAAP MEASURES

We believe that presenting adjusted loss from continuing operations, adjusted operating income, adjusted proforma EBITDA from continuing operations, free cash flow and adjusted free cash flow, which are not measures determined in accordance with GAAP, provides an understanding of operational activities before the financial impact of certain items. We use these measurements, and believe investors will find them helpful, in understanding operational activities before the financial impact of certain items. Our definition of adjusted loss from continuing operations, adjusted operating income, adjusted proforma EBITDA from continuing operations and adjusted free cash flow may not be comparable to similarly titled measures presented by other companies.

The following table reconciles loss from continuing operations and operating income to adjusted loss from continuing operations and adjusted operating income (in millions):

	Twelve Months Ended December 31,
	2014		2013
Loss from continuing operations before income taxes, as reported	$(98.0)		$(140.7)
Restructuring charges	4.6		10.0
Rebranding & integration costs associated with the acquisition of Veolia	7.1		25.8
Asset impairment, including goodwill	5.3		0.6
Adjusted loss from continuing operations	$(81.0)		$(104.3)

Operating income, as reported	$69.4		$22.1
Restructuring charges	4.6		10.0
Rebranding & integration costs associated with the acquisition of Veolia	7.1		25.8
Asset impairment, including goodwill	5.3		0.6
Adjusted operating income	$86.4	—	$58.5

The following table calculates adjusted earnings before interest, taxes, depreciation, amortization and accretion adjusted for the costs associated with the integration of the three companies, certain other costs and other acquisitions (in millions):

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
Net income (loss)	$24.1	$(35.9)	$(17.1)	$(117.8)
Less income (loss) from discontinued operations	—	(5.5)	0.3	(22.5)
Income (loss) from continuing operations	24.1	(30.4)	(17.4)	(95.3)
Additions/deductions
Income tax benefit	(68.6)	(11.0)	(80.6)	(45.4)
Interest expense	35.7	41.0	141.5	163.1
Depreciation and amortization	64.7	69.1	271.4	278.9
Accretion on landfill obligations	4.1	2.1	13.5	13.7
Accretion on long-term liabilities	0.2	0.5	0.9	0.4
EBITDA from continuing operations	60.2	71.3	329.3	315.4
EBITDA adjustments:
Acquisition and development costs	—	0.2	0.1	1.2
Stock option vesting	0.3	1.6	2.1	4.6
Earnings in equity investee	(0.2)	0.1	(0.1)	(0.3)
Restructuring charges	1.0	6.2	4.6	10.0
Loss on sale of assets	0.9	1.9	1.2	2.6
Asset impairment, other non-cash impairments and non-cash income	5.3	2.8	5.3	2.9
Unrealized loss on fuel hedges	27.3	—	27.3	—
Rebranding and integration costs	3.2	4.6	7.1	25.8
Proforma impact of acquisitions/new contracts and synergies to be achieved	0.1	2.3	3.5	13.8
Adjusted proforma EBITDA from continuing operations	$98.1	$91.0	$380.4	$376.0
Revenue from continuing operations	$353.7	$333.6	$1,403.0	$1,319.1
Adjusted EBITDA from continuing operations (a)	98.0	88.7	376.9	362.2
Adjusted EBITDA margin from continuing operations	27.7%	26.6%	26.9%	27.5%

(a) Excludes the proforma impact for the three months and twelve months, respectively of acquisitions and new municipal contracts.

ADJUSTED FREE CASH FLOW

The following table calculates adjusted free cash flow, which is not a measure determined in accordance with GAAP (in millions):

	Twelve Months Ended December 31,
	2014	2013
Net cash provided by operating activities	$243.2	$180.3
Purchases of property & equipment (a)	(166.0)	(158.1)
Proceeds from the sale of property & equipment	3.0	3.4
Free cash flow	80.2	25.6
Restructuring payments	5.6	8.7
Bonuses paid in connection with the acquisition of Veolia	—	9.9
Costs associated with the acquisition of Veolia	7.1	25.8
Adjusted free cash flow	$92.9	70.0
Revenue from continuing operations	$1,403.0	$1,319.1
Revenue from discontinued operations	0.4	104.3
Total revenue	$1,403.4	$1,423.4
Adjusted free cash flow as a percentage of total revenue	6.6%	4.9%
Capital expenditures as a percentage of total revenue (a)	11.8%	11.1%

(a) Excludes the impact of land purchases for future airspace of $8.8 at one landfill and capital related to the start of a major municipal contract of $21.6 in fiscal 2014. No amounts were excluded for fiscal 2013.

DISLCOSURE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of the U.S. federal securities laws. All statements other than statements of historical facts, including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects and objectives of management for future operations (including development plans and objectives relating to our activities), are forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend” and “future” and similar words. Statements that address activities, events or developments that we intend, expect or believe may occur in the future are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities & Exchange Act of 1934, as amended, and are subject to the “safe harbor” created by those sections. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. There are a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause actual results to differ materially from the forward-looking statements contained in this report. These risks and uncertainties, as well as others, are discussed in greater detail in our filings with the Securities and Exchange Commission, including our most recent Form 10-K and subsequent Form 10-Q. Examples of these risks, uncertainties and other factors include, but are not limited to: risks relating to our ability to compete; risks relating to our substantial indebtedness, our ability to service such debt and our ability to comply with debt covenants; risks relating to our ability to meet liquidity needs; risks relating to our ability to implement our growth strategy as and when planned; risks associated with acquisitions; risks relating to our ability to realize operating efficiencies in the integration of business combinations; risks relating to the seasonality of our business and fluctuations in quarterly operating results; risks relating to the timing, renewal and exclusivity of contracts; risks relating to possible impairment of goodwill and other intangible assets; risks relating to our dependence on senior, regional and local management; risks associated with technology; risks relating to litigation, regulatory investigations and tax examinations; risks relating to weather conditions or natural disasters; the risk that we will not be able to improve margins; risks relating to the availability of qualified employees, particularly in new or more cost-effective locations; risks relating to the supply and price of fuel; risks relating to the pricing of commodities; risks relating to the shifting view of traditional waste streams as renewable resources in our industry; risks relating to the possible loss of key customers or loss of significant volumes from key customers; risks relating to government regulations; risks relating to the instability in the financial markets; risks relating to adverse capital and credit market conditions; and risks relating to the domestic and international economies.

The above examples are not exhaustive and new risks may emerge from time to time. Except as required by law, we undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future events or otherwise. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we will operate in the future. These forward-looking statements speak only as of the date of this report. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based.

About Advanced Disposal
Advanced Disposal brings fresh ideas and solutions to the business of a clean environment. As the largest privately-owned environmental services company in the U.S, we provide integrated, non-hazardous solid waste collection, recycling and disposal services to residential, commercial, industrial and construction customers across 17 states and the Bahamas. Our team is dedicated to finding effective, sustainable solutions to preserve the environment for future generations. We welcome you to learn more at AdvancedDisposal.com or follow us on Facebook.

Contact:
Matthew Nelson
Advanced Disposal
(904) 301-4447, Matthew.Nelson@AdvancedDisposal.com